租賃備忘錄

愛爾康資料處理股份有限公司籌備處　　　　（以下簡稱甲方）

立契約書人：

GOLDEN PLATE LIMITED　　　　（以下簡稱乙方）

茲甲乙雙方為租賃土地興建資料處理中心及衛星上鍊基站事件初步達成以下共識：

一、租賃標的：座落於基隆市信義區大水窟段89-18地號土地，權利範圍為全部，面積為7,690.46坪(以地政機關土地登記謄本為依據；日後若因土地合併或分割，以新地號為準)。

二、因甲方預計將於基隆市信義區大水窟段土地上規劃綜合型文創園區暨大數據資料處理中心，乙方希望向甲方承租座落於基隆市信義區大水窟段89-18地號土地，並在其上建造次世代衛星基地站及大數據處理中心。

三、乙方擬以每年預計新台幣七千萬元整之價格向甲方承租前述89-18地號土地做為資料處理中心預定地，並於其上建設 45,000 MMIPS 大數據中心及東半球衛星資料上鍊基地站。

四、預計承租期間為五年。

五、本宗買賣預計將於甲方買入土地後簽訂正式租賃契約。

六、其他約定事項：

（一）本約雙方所載之地址為互相商洽通知之送達地點，如因拒收或無法送達而退回者，均以郵局第一次投遞日期視為送達日期。

（二）甲方如係由他人代理簽約者，代理人保證已取得特別授權之代理屬實，如有不實，願負一切法律責任。

（三）本契約之租賃標的包括土地及其上之全部地上物在內。

（四）本契約如有未盡事宜，經雙方依善良風俗、政府法令等得協議增訂之。

（五）本契約涉訟時，雙方同意以台灣台北地方法院為第一審管轄法院。

（六）本契約書壹式二份，由甲、乙雙方各自收執乙份，自雙方簽訂之日起生效。

七、此備忘錄在正式轉為合約前為不具約束力之備忘錄。

立契約書人：

甲　　方：愛爾康資料處理股份有限公司籌備處　　（簽章）

法定代理人：Jeffrey Wun (CEO)

乙　　方：GOLDEN PLATE LIMITED

法定代理人：康慧貞　　康慧貞

中　華　民　國　1　0　7　年　5　月　1　日